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EXHIBIT 23.01


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated June 16, 1998 included in this Form 10-K, into the Company's previously filed Registration Statements (File No.'s 33-3536, 33-16749, 33-33564, 33-44702, 33-51754, 33-53349, 33-53351, 33-53355, 333-18997, 333-19001
and 333-41935) on Form S-8.



                                              ARTHUR ANDERSEN LLP





San Jose, California
July 21, 1998